UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2025

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Loar Holdings Inc. with the Securities and Exchange Commission on December 29, 2025 (the “Original 8-K”). This Form 8-K/A is being filed solely for the purpose of updating the disclosure in Item 2.01 of the Original 8-K of the aggregate cash consideration of $367 million plus the assumption of net debt to EUR 367 million plus the assumption of net debt.

Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2025, Loar Holdings Inc. (the “Registrant,” “we,” “us” or “our”), Loar Group Inc. (“Loar Group”), certain subsidiary guarantors, certain lenders, First Eagle Alternative Credit, LLC, as administrative agent for the lenders and as collateral agent for the secured parties, and Citibank, N.A., as the revolving administrative agent, entered into the Nineteenth Amendment to Credit Agreement (the "Credit Agreement Amendment" and the existing credit agreement as amended thereby, the "Credit Agreement") pursuant to which, among other things, the Registrant amended its existing credit agreement to make available to Loar Group an incremental term loan in an aggregate principal amount equal to $445 million for purposes of (i) paying a portion of the consideration payable by it pursuant to the terms of that certain securities purchase agreement (the "Purchase Agreement") by and among the Registrant, Loar Group and Ace Aèro Partenaires, a société de libre partenariat organized under the laws of France ("AAP Support" and "AAP Plateforme"), AAP Side-Car LMB FUND, a fund represented by its management company, Tikehau Investment Management, a société par actions simplifiée organized under the laws of France, Thomas Bernard, a French citizen, Amundi Private Equity Funds, and certain other persons (collectively, "Sellers"), pursuant to which it agreed to acquire all of the issued and outstanding equity interests of ASC3 LMB Topco, a société par actions simplifiée organized under the laws of France (the "Topco") and ASC3 LMB FinCo, a société par actions simplifiée organized under the laws of France ("FinCo", and, together with Topco and their direct and indirect subsidiaries, "LMB")), (ii) paying fees and expenses incurred in connection with the foregoing, and (iii) otherwise to fund working capital and general corporate purposes. The Credit Agreement contains representations and warranties, covenants and events of default customary for agreements of this type.

The above summary of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed by the Registrant with the U.S. Securities and Exchange Commission on March 7, 2025, Loar Group , a wholly owned subsidiary of the Registrant, entered into the Purchase Agreement with Sellers, pursuant to which it agreed to acquire all of the issued and outstanding equity interests of LMB. Founded over 60 years ago, LMB is a global specialty player in the design and production of tailor-made high-performance fans and motors. Leveraging its many decades of expertise and proprietary designs, LMB provides the market with 2000+ unique fans, blowers, motors and specialized rotating machines.

On December 23, 2025, upon the terms and subject to the conditions set forth in the Purchase Agreement, Loar Group completed its acquisition of LMB from Sellers. The aggregate cash consideration paid to Sellers was EUR 367 million plus the assumption of net debt. The acquisition was financed through cash on hand and borrowing available under the Credit Agreement.

The above description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On December 26, 2025, the Registrant issued a press release announcing the completion of its acquisition of LMB from Sellers. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Nineteenth Amendment to Credit Agreement, dated as of December 23, 2025, by and among Loar Group Inc., Loar Holdings Inc., the other guarantors party thereto from time to time, the lenders party thereto from time to time, First Eagle Alternative Credit, LLC, as administrative agent for the lenders and as collateral agent for the secured parties, and Citibank, N.A., as the revolving administrative agent. EX-10.1

10.2 Form of Securities Purchase Agreement, by and among Loar Holdings Inc., Loar Group Inc., Ace Aèro Partenaires, AAP Side-Car LMB FUND, Thomas Bernard, Amundi Private Equity Funds and certain other persons (incorporated by reference to Exhibit 10.3 to Amendment No. 1 to the Current Report on Form 8-K/A filed by Loar Holdings Inc. with the Securities and Exchange Commission on February 25, 2025)

99.1 Press Release, dated December 26, 2025. EX-99

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 29, 2025	By:	/s/ Glenn D'Alessandro
Glenn D'Alessandro, Treasurer and Chief Finanical Officer